UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23080

The Community Development Fund
(Exact name of registrant as specified in charter)
________

6255 Chapman Field Drive
Miami, Florida 33156
 (Address of principal executive offices) (Zip code)

Kenneth H. Thomas. Ph.D.
Community Development Fund Advisors, LLC
6255 Chapman Field Drive
Miami, Florida 33156
(Name and address of agent for service)

Copy To:
John J. O’Brien, Esquire
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: 1-844-445-4405

Date of fiscal year end: December 31, 2018

Date of reporting period: December 31, 2018

Item 1.  Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Community Development Fund

Annual Report
December 31, 2018

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-844-445-4405. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary.

The Community Development Fund
December 31, 2018

TABLE OF CONTENTS

Shareholder Letter	1
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of The Community Development Fund	27
Disclosure of Fund Expenses	29
Approval of Investment Advisory Agreement	31
Notice to Shareholders	34

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days of the period end. The Fund’s N-Q forms are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities will be available (i) without charge, upon request, by calling 1-844-445-4405; and (ii) on the Commission’s website at http://www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus.

 The Community Development Fund
 December 31, 2018

Dear Shareholders:

On behalf of the Board of Trustees of The Community Development Fund (“Fund”), I am pleased to present the Fund’s Annual Report to Shareholders for the year ended December 31, 2018.

The Fund recently reached two important milestones.  First, it has been three years since the Fund was registered with the Securities and Exchange Commission, and April 29, 2019 will mark our third anniversary of operations. Our second milestone was our Fund exceeding $50 million in net assets, thus putting us on solid ground for continued future growth.

We are most appreciative of all our shareholders, especially the earliest investors.  We are pleased to report that every one of our investors has earned positive consideration on their Community Reinvestment Act of 1977 (“CRA”) exams, with some of them cited for taking a “leadership role” responding to local community development credit needs.  Logan Circle Partners L.P., the Fund’s sub-adviser and an affiliate of MetLife, Inc. (the “Sub-Adviser”), continues to be successful in identifying and purchasing securities that finance affordable single-family and multifamily housing in the communities served by our investors.

At the beginning of 2017, the Treasury Department signaled its desire to achieve meaningful CRA reform.  Unfortunately, that desire did not translate into rulemaking in 2018.  The Office of the Comptroller of the Currency did, however, receive some 1,500 comments on its Advance Notice of Proposed Rulemaking (“ANPR”) in which it solicited views on how and to what extent the CRA should be reformed.

Because of my participation in the last major CRA reform in 1995, I have been involved with the current reform effort through ANPR comments, numerous published articles, commentary in The Wall Street Journal and other publications, and meetings with representatives of both the Treasury Department and Congress.  The Fund will continue to closely monitor CRA reform efforts this year, and we believe we are uniquely positioned to respond to any forthcoming changes.

During its recently completed fiscal year ended December 31, 2018, the Fund’s net assets grew from $46.6 million to $50.9 million, an increase of nearly 10%.  Community Development Fund Advisors LLC (the “Adviser”) continues to maintain the Fund’s expense ratio at a maximum of 1% in order to pass along a greater share of Fund performance to investors.  Fund expenses are carefully monitored, and the expense ratio, without consideration of the Adviser’s waivers and reimbursements, remained relatively constant at 1.50% in 2018 compared to 1.48% in 2017.

 The Community Development Fund
 December 31, 2018

The Federal Reserve aggressively increased the Federal Funds rate four times in 2018, although they reverted to a more dovish tone by the end of the year. The Fund’s total return of -0.32% for 2018 compared to the broadly defined Bloomberg Barclays U.S. Aggregate Bond Index’s* return of 0.01%. Investors should keep in mind that Fund performance assumes reinvestment of all dividends and capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s return, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, Index performance would have been lower.

Another consideration in comparing the Fund’s returns to the returns of the Index is that, as of year-end 2018, the Fund held a substantial portion (94%) of its assets in AAA-rated** investments and cash, compared to approximately 71% for the Bloomberg Barclays U.S. Aggregate Bond Index. Also, with approximately 92% of the Fund’s investments in Mortgage Backed Securities, their negative “convexity,” a measure of interest-rate sensitivity, causes the Fund’s returns to be adversely impacted with increasing interest rates, as was the case in 2018.

Both the Adviser and Sub-Adviser continue to diligently work together to meet the Fund’s objectives and improve performance in an uncertain CRA reform and economic environment.

We thank you, our shareholders, for your investment in the Fund, and we genuinely appreciate your continued confidence and support.

Sincerely,

Kenneth H. Thomas, Ph.D.
Chairman, Board of Trustees of the Fund
President, Community Development Fund Advisors, LLC

*     The Bloomberg Barclays U.S. Aggregate Bond Index is a broad base bond index including corporate and other fixed-rate securities with a wide range of investment grade credit quality ratings.

**  AAA is the highest possible bond credit quality rating given by two of the three Nationally Recognized Statistical Rating Organizations, namely Moody’s and Fitch: S&P’s rating is AA+. Bond ratings are typically measured from AAA (highest) to D (lowest). For securities rated by more than one agency, the lowest rating assigned is recognized.

This represents the managers’ assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-844-445-4405.

 The Community Development Fund
December 31, 2018

Definition of Comparative Index

Bloomberg Barclays U.S. Aggregate Bond Index is an index generally representing fixed-rate, investment-grade government bonds, corporate debt securities, mortgage-backed securities, and asset-backed securities with minimum maturity dates of at least one year.

The Community Development Fund
December 31, 2018

Growth of a $1,000,000 Investment (Unaudited)

	Average Annual Total Return†
	One Year Return	Annualized Inception to Date*
Community Development Fund, Class A shares	-0.32%	-0.26%
Bloomberg Barclays US Aggregate Bond Index	0.01%	1.03%
Bloomberg Barclays US Securitized MBS/ABS/CMBS Index	0.99%	1.13%

†  If the Adviser had not waived a portion of its fee, the Fund’s return would have been lower.
*  The Fund commenced operations on April 29, 2016.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. For performance data current to the most recent month end, please call 1-844-445-4405.
The Gross Operating Expense Ratio is 1.50% and the Net Operating Expense Ratio is 1.00%. Contractual fee waivers to the net expenses are in effect until April 30, 2019. Any additional waivers are voluntary and can be discontinued at any time. In the absence of current fee waivers total return would be reduced.
There are no assurances that the Fund will meet its stated objectives.
The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Community Development Fund
December 31, 2018

SCHEDULE OF INVESTMENTS

Sector Weightings† (Unaudited):

† Percentages based on total investments

	Face Amount	Market Value
Description
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 79.9%
FHLMC Multifamily - 17.9%
Pool K720, IO, 0.53%, 08/25/2022 (a)	$5,781,828	$89,397
Pool KSMC, IO, 0.71%, 01/25/2023 (a)	1,711,162	39,694
Pool K024, IO, 0.84%, 09/25/2022 (a)	1,851,255	47,682
Pool W5FL, IO, 2.57%, VAR LIBOR USD 1 Month+0.220%, 05/25/2025	1,805,909	1,797,708
Pool Q41874, 3.00%, 07/01/2046	1,709,994	1,668,651
Pool WN0011, 3.38%, 04/01/2030	786,878	776,931
Pool WA0500, 3.48%, 03/01/2047	2,554,227	2,412,072
Pool WA3207, 3.72%, 04/01/2030	2,252,957	2,266,908
		9,099,043
FNMA Multifamily - 16.1%
Pool AM0126, 2.68%, 08/01/2022	1,530,822	1,523,080
Pool AN6185, 2.93%, 07/01/2024	1,330,000	1,328,285
Pool AS7653, 3.00%, 07/01/2046	1,544,300	1,506,605
Pool AN5657, 3.30%, 07/01/2032	381,633	374,144
Pool AM5986, 3.44%, 06/01/2026	1,100,000	1,121,452
Pool 469683, 3.54%, 11/01/2021	1,100,044	1,121,026
Pool AM5197, 4.20%, 01/01/2030	1,152,815	1,219,286
		8,193,878
FNMA Single Family - 33.5%
Pool AS7484, 3.00%, 06/01/2046	965,471	942,804
Pool BC0962, 3.00%, 06/01/2046	1,783,691	1,739,604
Pool AS7476, 3.00%, 07/01/2046	635,465	619,735
Pool AS7647, 3.00%, 07/01/2046	990,018	965,546
Pool AS8262, 3.00%, 10/01/2046	836,965	816,269
Pool BC4723, 3.00%, 10/01/2046	1,703,204	1,661,105
Pool AS8465, 3.00%, 12/01/2046	967,295	943,385
Pool AS8734, 3.50%, 01/01/2047	1,055,601	1,057,415
Pool AS8771, 3.50%, 02/01/2047	866,258	868,788
Pool AS9369, 3.50%, 03/01/2047	994,225	996,549

The accompanying notes are an integral part of the financial statements.

The Community Development Fund
 December 31, 2018

SCHEDULE OF INVESTMENTS (continued)

	Face Amount	Market Value
Description
Pool AS9360, 3.50%, 04/01/2047	$1,809,597	$1,814,480
Pool CA0819, 3.50%, 11/01/2047	982,771	982,842
Pool CA1158, 3.50%, 02/01/2048	1,253,595	1,263,940
Pool CA1985, 4.00%, 06/01/2048	557,728	569,664
Pool TBA, 4.50%, 01/01/2038	1,760,000	1,822,459
		17,064,585
GNMA Multifamily - 4.2%
Pool 2017-135, 2.60%, 08/16/2058	981,065	933,754
Pool 2017-74, 2.60%, 09/16/2058	1,248,449	1,180,859
		2,114,613
GNMA Single Family - 8.3%
Pool G2 AT5238, 3.00%, 06/20/2046	1,007,301	992,232
Pool G2 AU1724, 3.00%, 06/20/2046	809,970	797,883
Pool G2 AU1835, 3.00%, 08/20/2046	440,307	433,679
Pool G2 AS5883, 3.50%, 06/20/2046	809,038	814,377
Pool G2 AU1762, 3.50%, 07/20/2046	1,160,592	1,167,875
		4,206,046
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(COST $42,243,600)		40,678,165

MORTGAGE-BACKED SECURITIES - 12.2%
FRESB Multifamily Mortgage Pass-Through Trust
2.61%, 09/25/2022	989,406	981,135
2.94%, 09/25/2027 (a)	960,868	940,523
2.96%, 10/25/2027 (a)	990,596	964,010
3.36%, , VAR LIBOR USD 1 Month+3.420% 09/25/2038	1,254,000	1,271,872
3.88%, , VAR LIBOR USD 1 Month+3.860% 08/25/2038	2,000,000	2,022,429
TOTAL MORTGAGE-BACKED SECURITIES
(COST $6,217,514)		6,179,969

MUNICIPAL BONDS - 6.2%
Massachusetts - 3.4%
Massachusetts State, Housing Finance Agency, RB
2.35%, 06/01/2020	1,000,000	991,799
2.60%, 12/01/2039 (b)	120,000	119,428
2.80%, 06/01/2020	305,000	304,591
3.04%, 12/01/2019	300,000	300,288
		1,716,106
New York - 2.8%
New York City, Housing Development Authority, RB
2.20%, 05/01/2020	750,000	741,105
2.35%, 11/01/2020	175,000	172,776
3.02%, 11/01/2022	525,000	523,105
		1,436,986
TOTAL MUNICIPAL BONDS
(COST $3,175,000)		3,153,092

The accompanying notes are an integral part of the financial statements.

The Community Development Fund
December 31, 2018

SCHEDULE OF INVESTMENTS (continued)

		Market Value
Description	Shares
SHORT-TERM INVESTMENT - 5.0%
Money Market Fund - 5.0%
Fidelity Institutional Government Portfolio, Class I, 2.25% (c)	2,531,991	$2,531,991
TOTAL SHORT-TERM INVESTMENT
(COST $2,531,991)		2,531,991
TOTAL INVESTMENTS (COST $54,168,105) - 103.3%		52,543,217
OTHER ASSETS AND LIABILITIES - (3.3)%		(1,665,806)
NET ASSETS - 100.0%		$50,877,411

A list of the open futures contracts held by the Fund at December 31, 2018, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
U.S. 10-Year Treasury Note	(25)	Mar-19	$(2,986,650)	$(3,050,391)	$(63,741)
U.S. 2-Year Treasury Note	(2)	Mar-19	(421,840)	(424,625)	(2,785)
U.S. 5-Year Treasury Note	(2)	Mar-19	(225,526)	(229,375)	(3,849)
U.S. Long Treasury Bond	(11)	Mar-19	(1,533,386)	(1,606,000)	(72,614)
Ultra 10-Year U.S. Treasury Note	(32)	Mar-19	(4,038,743)	(4,162,500)	(123,757)
			$(9,206,145)	$(9,472,891)	$(266,746)

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based prevailing interest rates.
(c)	Rate shown is the 7-day effective yield as of December 31, 2018.

FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
IO — Interest Only - face amount represents notional amount
LIBOR — London Interbank Offered Rate
RB — Revenue Bond
TBA — To Be Announced
USD — United States Dollar
VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

The Community Development Fund
 December 31, 2018

SCHEDULE OF INVESTMENTS (concluded)

The following table sets forth information about the level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at December 31, 2018:

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$-	$40,678,165	$-	$40,678,165
Mortgage-Backed Securities	-	6,179,969	-	6,179,969
Municipal Bonds	-	3,153,092	-	3,153,092
Short-Term Investment	2,531,991	-	-	2,531,991

Total Investments in Securities	$2,531,991	$50,011,226	$-	$52,543,217

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts†
Unrealized Depreciation	$(266,746)	$-	$-	$(266,746)
Total Other Financial Instruments	$(266,746)	$-	$-	$(266,746)

† Futures contracts are valued at the unrealized depreciation on the instrument.

Amounts designated as “—“ are $0.

For the year ended December 31, 2018, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities. All transfers, if any, are recognized by the Fund at the end of the year.

The accompanying notes are an integral part of the financial statements.

The Community Development Fund
 December 31, 2018

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments (Cost $54,168,105)	$52,543,217
Receivable for investment securities sold	5,098,109
Cash collateral on futures contracts	155,000
Interest and dividends receivable	137,671
Receivable from Investment Adviser (Note 5)	2,754
Total assets	57,936,751
Liabilities:
Payable for investment securities purchased	6,908,138
Distributions payable	43,845
Variation margin payable	30,703
Payable due to Administrator (Note 4)	16,250
CRA servicing fees payable (Note 4)	8,458
Trustees fees payable	500
Other accrued expenses	51,446
Total liabilities	7,059,340
Net assets	$50,877,411
Net assets consist of:
Paid-in capital	$53,010,372
Total Distributable Loss	(2,132,961)
Net assets	$50,877,411

Net Asset Value, Offering and Redemption Price Per Share –
Class A shares (unlimited authorization - no par value)
($50,877,411 ÷ 5,397,054 shares)	$9.43

The accompanying notes are an integral part of the financial statements.

The Community Development Fund

 For the year ended
December 31, 2018

STATEMENT OF OPERATIONS

Investment income
Interest	$1,235,793
Dividends	37,415
Total investment income	1,273,208

Expenses
Accounting and administration fees (Note 4)	186,667
Investment advisory fees (Note 5)	144,202
CRA servicing fees (Note 4)	96,124
Chief Compliance Officer fees (Note 3)	75,795
Trustees' fees and expenses	4,563
Distribution fees (Note 4)	3,243
Legal fees	90,367
Transfer Agent fees	35,033
Printing fees	17,765
Custodian fees	16,214
Audit fees	15,500
Registration fees	529
Other	35,181
Total expenses	721,183
Less:
Investment advisory fees waived (Note 5)	(144,202)
Reimbursement from Investment Adviser (Note 5)	(96,145)
Net expenses	480,836

Net investment income	792,372

Net realized gain/(loss) on:
Investments	(41,738)
Futures contracts	334,550
Net change in unrealized depreciation on:
Investments	(892,794)
Futures contracts	(296,199)
Net realized and unrealized loss	(896,181)

Net decrease in net assets resulting from operations	$(103,809)

The accompanying notes are an integral part of the financial statements.

The Community Development Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended December 31, 2018	Year ended December 31, 2017
Operations:
Net investment income	$792,372	$551,945
Net realized gain on investments and futures contracts	292,812	1,698
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(1,188,993)	42,718
Net increase/(decrease) in net assets resulting from operations	(103,809)	596,361
Distributions(1)	(906,031)	(774,167)
Return of capital	—	(161)
Capital share transactions:
Issued	5,000,000	16,500,000
Reinvestment of dividends	363,738	341,479
Increase from capital share transactions	5,363,738	16,841,479
Total increase in net assets	4,353,898	16,663,512
Net assets:
Beginning of year	46,523,513	29,860,001
End of year	$50,877,411	$46,523,513

Shares transactions:
Issued	531,242	1,705,158
Reinvestment of dividends	38,692	35,285
Net increase in shares outstanding	569,934	1,740,443

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 12).

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

The Community Development Fund

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year/Period

	Year Ended December 31, 2018	Year Ended December 31, 2017	For the period ended December 31, 2016*
Net asset value, beginning of year/period	$9.64	$9.67	$10.00
Income/(loss) from operations:
Net investment income(1)	0.15	0.13	0.03
Net realized and unrealized gain/(loss) on investments	(0.18)	0.02	(0.22)
Total gain/(loss) from operations	(0.03)	0.15	(0.19)
Dividends and distributions from:
Net investment income	(0.18)	(0.18)	(0.04)
Net realized gains	-	-	(0.10)
Return of Capital	-	(0.00)^	(0.00	)^
Total dividends and distributions	(0.18)	(0.18)	(0.14)
Net asset value, end of year/period	$9.43	$9.64	$9.67
Total return†	(0.32)	1.54%	(1.89)%
Ratios and supplemental data
Net assets, end of year/period ($ Thousands)	$50.877	$46,524	$29,860
Ratio of expenses to average net assets (including waivers and reimbursements)	1.00%	1.00%	1.00	%(2)
Ratio of expenses to average net assets (excluding waivers and reimbursements)	1.50%	1.48%	1.93	%(2)
Ratio of net investment income to average net assets	1.65%	1.37%	0.47	%(2)
Portfolio turnover rate	71%	19%	80	%(3)

*	The Fund commenced operations on April 29, 2016.
^	Amount represents less than $(0.005).
(1)	Per share calculations were performed using average shares for the period.
(2)	Annualized.
(3)	Portfolio turnover is for the period indicated and has not been annualized.
†
Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

Amount designated as “—“ is $0.

The accompanying notes are an integral part of the financial statements.

The Community Development Fund
 December 31, 2018

NOTES TO FINANCIAL STATEMENTS
1. Organization
The Community Development Fund (the “Fund”) is a diversified, open-end investment company that was established as a Delaware statutory trust pursuant to a Certificate of Trust dated August 12, 2011. The Trust’s Agreement and Declaration of Trust permits the Trust to operate separate series (“portfolios”) of units of beneficial interest (“shares”) and separate classes of portfolios. Currently, the Trust offers one class of shares. The investment objectives of the Fund are to provide current income consistent with the preservation of capital and enable institutional investors that are subject to regulatory examination under the Community Reinvestment Act of 1977, as amended, (the “CRA”), to claim favorable regulatory consideration of their investment. Community Development Fund Advisors, LLC (the “Adviser”), was organized under the laws of the State of Delaware as a limited liability company on July 25, 2011, and is also registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisors Act of 1940 (the “1940 Act”). Logan Circle Partners L.P. (the “Sub-Adviser”) manages the Fund’s assets under the direction of the Adviser.
2. Significant accounting policies
The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).
Use of estimates —  The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.
Security valuation — Investments in securities traded on a national securities exchange are valued at the last reported bid price. Debt securities are valued by using market bid quotations or independent pricing services which use bid prices provided by market makers or estimates of values obtained from yield data relating to instruments or securities with similar characteristics.
Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume, market volatility or the future does not end trading by the time a Fund calculates its NAV, the settlement price may not

 The Community Development Fund
 December 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures position.
The Fund’s board of trustees has adopted methods for valuing securities including in circumstances in which market quotes are not readily available, and has delegated authority to the Fund’s investment adviser to apply those methods in making fair value determinations, subject to board oversight. The investment adviser has established a Valuation Committee (the “Valuation Committee”) to administer, implement, and oversee the fair valuation process, and to make fair value decisions. The Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of comparisons of fair value determinations with actual trade prices and address new or evolving issues. The Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The Fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that

 The Community Development Fund

December 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
For the year ended December 31, 2018, there have been no significant changes to the Fund’s fair valuation methodology.
Mortgage-Backed To-Be-Announced Securities — The Fund may enter into mortgage-backed to-be-announced securities (“TBAs”). These derivative financial instruments are subject to varying degrees of market and credit risk. TBAs provide for the delayed delivery of the underlying instrument. The contractual or notional amounts related to these financial instruments adjusted for unrealized market valuation gains or losses are recorded on a trade date basis. The credit risk related to settlements is limited to the unrealized market valuation gains or losses recorded in the statement of operations. Market risk is substantially dependent upon the value of the underlying financial instruments and is affected by market forces such as volatility and changes in interest rates.
Futures contracts — The Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses (see Statement of Operations). Variation margin payments are paid or received (see Statement of Assets and Liabilities), depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss (see Statement of Operations) equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.
Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

 The Community Development Fund

December 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of December 31, 2018.
The following table discloses the volume of the Fund’s futures contracts activity during the year ended December 31, 2018:

Interest Rate Contracts
Futures Contracts:
Average Notional Balance Long	$-
Average Notional Balance Short	9,976,009
Ending Notional Balance Long	-
Ending Notional Balance Short	9,206,145
Security transactions, dividend and investment income — Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of investments are determined on the basis of the identified cost for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income is recognized on an accrual basis.
Amortization and accretion are calculated using the effective interest method. Amortization of premiums and discounts are included in interest income.
Determination of Net Asset Value and calculation of expenses — In calculating the net asset value (“NAV”) per share of the Fund, investment income, realized and unrealized gains and losses, and expenses are allocated daily to each share based upon the proportion of net assets of each share.
Federal income taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code (the “Code”). Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and

 The Community Development Fund

December 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the initial open tax year end and current tax year end, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of and during the year ended December 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2018, the Fund did not incur any interest or penalties.
Dividends and distributions to shareholders — Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP.
Securities purchased on a delayed delivery basis — The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. The Fund will set aside liquid assets, or engage in other appropriate measures, to cover its obligations with respect to these securities.
3. Transactions with affiliates
Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or Foreside Fund Officer Services, LLC, an affiliate of the Distributor. Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”), as described below, for serving as officers of the Trust.
A portion of the services provided by the CCO and his staff, who are employees of Foreside Fund Officer Services, LLC, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

 The Community Development Fund

December 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)
4. Administration, CRA Servicing, Distribution, Custodian and Transfer Agent Agreements
The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund, subject to a minimum. For the year ended December 31, 2018, the Fund paid $186,667 for these services.
The Fund has adopted a CRA servicing plan (the “CRA Servicing Plan”) with respect to Class A Shares that allows such shares to pay the Adviser a fee in connection with the ongoing CRA recordkeeping and compliance services provided to shareholders at an annual rate of up to 0.20% of average daily net assets of the Class A Shares. For the year ended December 31, 2018, the Class A Shares incurred $96,124 of CRA servicing fees, an effective rate of 0.20%.
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class A Shares. The Distribution Plan allows the Fund to pay fees for the sale and distribution of Class A Shares and for shareholder services provided to the holders of Class A Shares. Under the Distribution Plan, the Fund may pay its distributor up to 0.25% per year of the Fund’s average daily net assets attributable to its Class A Shares. For the year ended December 31, 2018, the Class A Shares incurred Distribution fees of $3,243.
UMB Bank, N.A., (the “Custodian”), serves as the Fund’s Custodian pursuant to a custody agreement. UMB Fund Services, Inc. (the “Transfer Agent”), serves as the Fund’s Transfer Agent pursuant to a transfer agency agreement.
5. Investment advisory agreement
Under the terms of an investment advisory agreement, the Adviser provides or arranges for a third-party sub-adviser to provide investment advisory services to the Fund. For its advisory services, the Adviser receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.30% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, and other non-routine expenses not incurred in the ordinary course of such Fund’s business (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s average daily net assets until April 30, 2019 (the “expense cap”). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap, the Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which the Adviser reduced its fee or reimbursed expenses if the Fund’s Total Annual Fund

 The Community Development Fund

December 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

Operating Expenses are below the expense cap that was in place at the time of such fee reductions or expense reimbursements. This agreement may be terminated: (i) by the Board for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2019. For year ended December 31, 2018, the Fund paid $144,202 for these services. As of December 31, 2018, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and/or reimbursed to the Adviser were $240,347, 192,207 and $167,597, expiring in 2021, 2020 and 2019, respectively.
The Adviser pays the Sub-Adviser a fee out of its advisory fee which is based on a percentage of the average monthly market value of the assets managed by the Sub-Adviser.
 6. Investment transactions
The aggregate purchases and sales and maturities of investments, excluding short-term investments, by the Fund for the year ended December 31, 2018, were as follows:

Purchases:
U.S. Government	$32,013,657
Other	8,049,724
Sales and Maturities:
U.S. Government	$27,599,238
Other	5,603,597

7. Federal tax information
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in capital and distributable loss, in the period that the differences arise.
The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Return of Capital	Total
2018	$906,031	$—	$906,031
2017	774,167	161	774,328

 The Community Development Fund

December 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)
As of December 31, 2018, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	306
Capital Loss Carryforwards Short-Term	(319,136)
Capital Loss Carryforwards Long-Term	(41,953)
Post October Losses	(147,135)
Unrealized Depreciation	(1,625,044)
Other Temporary Differences	1
Total Distributable Loss	(2,132,961)

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. During the fiscal year ended December 31, 2018, the Fund utilized capital loss carryforwards of $39,905 to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at December 31, 2018, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$54,168,261	$63,275	$(1,688,319)	$(1,625,044)

8. Risks associated with financial instruments
As with investing in all mutual funds, investing in the Fund involves risk, and there is no guarantee that the Fund will achieve the Fund’s investment goals.  An investor could lose money on its investment in the Fund, just as it could with other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value and ability to meet the Fund’s investment objective:
Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities.  Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.
Convertible Securities Risk — Convertible securities have many of the same characteristics as stocks, including many of the same risks. In addition,

 The Community Development Fund

December 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)
convertible securities may be more sensitive to changes in interest rates than stocks.
Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.
CRA-Qualified Investments Risk — The Adviser believes that shares of the Fund will be deemed qualified investments under the CRA and will cause financial institutions to receive CRA credit with respect to shares of the Fund owned by them; however, there is no guarantee that an investor will receive CRA credit for an investment in the Fund. The Fund’s goals of holding debt securities and other debt instruments that will allow shares of the Fund to be deemed qualified under the CRA will cause the Adviser (or the Fund’s sub-adviser, Logan Circle Partners L.P. (the “Sub-Adviser”)) to take this factor into account in determining which debt securities or other debt instruments the Fund will purchase and sell. Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the securities or instruments, which may or may not have an adverse effect on the Fund’s investment performance. For example, the Fund may hold short-term investments that produce relatively low yields pending the selection of longer-term investments believed to be CRA-qualified. Also, CRA-qualified investments in geographic areas sought by the Fund may not provide as favorable return as CRA-qualified investments in other geographic areas. In addition, the Fund may sell investments for CRA purposes at times when such sales may not be desirable for investment purposes. Such sales could occur, for example, if a financial institution redeems its shares of the Fund, or if investments that have been explicitly earmarked for CRA-qualifying purposes to specific financial institution shareholders are ultimately determined not to be, or to have ceased to be, CRA-qualifying.
Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.
Derivatives Risk — The Fund’s use of derivatives is subject to market risk, leverage risk, correlation risk, credit risk, valuation risk and liquidity risk. Credit risk is described above.  Leverage risk, liquidity risk and market risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative.  The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

 The Community Development Fund

December 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)
Exchange-Traded Funds Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.
Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.
Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened.  Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.
Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.
Investment Style Risk — The risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.
Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.
Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give

  The Community Development Fund
 December 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)

up an investment opportunity, any of which could have a negative effect on Fund management or performance.
Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.
Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted.  The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation.  Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above.  In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates.  In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.
Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.
Regional Focus Risk — To the extent that it focuses its investments in a particular geographic region for CRA accreditation purposes, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and states or municipalities within that region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.
U.S. Government Securities Risk — Although U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are

 The Community Development Fund

December 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)
backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.
9. Indemnifications
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.
10.   Underlying investment in other investment companies
The Fund currently invests a portion of its assets in the Fidelity Institutional Government Portfolio, Class I (the “Fidelity Fund”). The Fidelity Fund invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully. The investment objective of the Fidelity Fund is current income with liquidity and stability of principal. The Fund may redeem its investment from the Fidelity Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.
The performance of the Fund may be directly affected by the performance of the Fidelity Fund. The financial statements of the Fidelity Fund, including the portfolio of investments, can be found at the Security and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2018, the percentage of the Funds’ net assets invested in the Fidelity Fund was 5.0%.
11.    Other
At December 31, 2018, 56% of total shares outstanding were held by 3 record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.
12.    Regulatory matters
On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior

 The Community Development Fund

December 31, 2018

NOTES TO FINANCIAL STATEMENTS (continued)
fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.
13.    New accounting pronouncements
In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.
14.    Subsequent events
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials were issued.  Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

 The Community Development Fund

December 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of The Community Development Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of The Community Development Fund, including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period April 29, 2016 (commencement of operations) to December 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of The Community Development Fund as of December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period April 29, 2016 to December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

                                                            TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 26, 2019

 The Community Development Fund
 December 31, 2018

TRUSTEES AND OFFICERS OF THE FUND (Unaudited)
Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-445-4405.

Name, Address, Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE
Kenneth H. Thomas, Ph.D. (1947)	President, Chief Executive Officer and Secretary	Since 2015	Bank Consultant (August 1975 – Present).	1	Board member of the NorthEast Community Bank, NorthEast Community Bancorp, Inc., and NorthEast Community Bancorp, MHC.
INDEPENDENT TRUSTEES
Antonio L. Argiz (1952)	Since 2015		Chairman of the Board and CEO of Morrison, Brown, Argiz & Farra, LLC (“MBAF”).	1	Board Member of Continental National Bank.
Ronald Lindhart (1956)	Since 2015		Chief Executive, Banking Strategies International, LLC, Since 2012.	1	Board Member of City National Bank of Florida.
Rodger D. Shay Jr. (1959)	Since 2018		CEO of Austin Atlantic, Inc., Since 2010.	1	Chairman of the Board of Anthem Bank & Trust.

[1]
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

 The Community Development Fund

December 31, 2018

TRUSTEES AND OFFICERS OF THE FUND (Unaudited)

Name, Address, Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS
Kenneth H. Thomas, Ph.D. (1947)	President, Chief Executive Officer and Secretary	Since 2015	Bank Consultant (August 1975 – Present).	N/A	Board member of the NorthEast Community Bank, NorthEast Community Bancorp, Inc., and NorthEast CommunityBancorp, MHC.
James Nash (1981)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2015
Foreside Fund Officer Services, LLC, Fund Chief Compliance Officer
(January 2016 – Present); JPMorgan Chase & Co., Senior
Associate, Regulatory
Administration Advisor (June 2014 – January 2016); and Linedata Services, Product
Analyst (July 2011 – June 2014).
				N/A	None.
Eric Kleinschmidt (1968)	Treasurer and Chief Financial Officer	Since 2015	Director of Fund Accounting, SEI Investments (2004 – Present).	N/A	None.

[1]
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

 The Community Development Fund

December 31, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As an shareholder of a mutual fund, the investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for the shareholder to understand the impact of these costs on the investment returns.
Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help the shareholder understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2018 to December 31, 2018.
The table on the next page illustrates the Fund’s costs in two ways:
Actual Fund Return. This section helps the shareholder to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
A shareholder can use this information, together with the actual amount invested in the Fund, to estimate the expenses paid over that period. Simply divide the ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”
Hypothetical 5% Return. This section helps to compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. A shareholder can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

 The Community Development Fund

December 31, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to the shareholder’s specific investment.

	Beginning Account Value 7/1/2018	Ending Account Value 12/31/2018	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Class A Shares	$1,000.00	$1,012.60	1.00%	$5.07
Hypothetical 5% Return
Class A Shares	1,000.00	1,020.60	1.00	5.09

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 The Community Development Fund
 December 31, 2018

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Community Development Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 28, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund reviewed the information provided. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees met in executive sessions outside the presence of the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the

 The Community Development Fund

December 31, 2018

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund.  The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Adviser and Broadridge comparing the Fund’s performance to its benchmark indices and a peer group of mutual funds over various periods of time. Dr. Thomas, the managing member of the Adviser, provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining his expectations and strategies for the future.  The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmarks and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund.  Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed a report prepared by Broadridge comparing the Fund’s expense ratio and advisory fee to those paid by a peer group of mutual funds. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses.  The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable.  The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

 The Community Development Fund
December 31, 2018

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Advisory Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

 The Community Development Fund

December 31, 2018

NOTICE TO SHAREHOLDERS (Unaudited)

Federal Income Tax Information

At December 31, 2018, The Community Development Fund hereby designates $906,031 as ordinary income dividends and $0 as return of capital. The Community Development Fund designates $0 as corporate dividends received deduction. In addition, The Community Development Fund designated $0 as long-term capital gain distributions for the purpose of the dividend paid deduction on its Federal income tax return.

As created by the Jobs and Growth Tax Relief Reconciliation Act of 2003, the amount of dividend income that qualifies as “Qualifying Dividend Income” is $0 for The Community Development Fund. It is the intention for the Fund to designate the maximum amount permitted by law.

As created by the American Jobs Creation Act of 2004, “Qualified Interest Income” represents the amount of qualifying interest that is exempt from U.S. Withholding tax when paid to foreign investors. The Community Development Fund hereby designates $0 as qualified interest income.

As created by the American Jobs Creation Act of 2004, “Short-Term Capital Gain Dividends” represents the amount of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors. The Community Development Fund hereby designates $0 as short term capital gain dividends.

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts for state income. The Community Development Fund hereby designates $0 as U.S. government interest.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

FUND INFORMATION

Registered office	P.O. Box 2175
Milwaukee, WI 53201

Investment Adviser	Community Development Fund Advisors, LLC
6255 Chapman Field Drive
Miami, Florida 33156

Distributor	Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator	SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel	Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103

Custodian	UMB Bank, N.A.
1010 Grand Avenue
Kansas City, Missouri 64106

Transfer Agent	UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

Independent Registered	Tait, Weller & Baker LLP
Public Accounting Firm	Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3.  Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert Antonio L. Argiz is an independent trustee as defined in Form N-CSR Item 3 (a) (2).

Item 4.  Principal Accountant Fees and Services.

Fees billed by Tait, Weller & Baker LLP related to the Registrant.

Tait, Weller & Baker LLP billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years were as follows:

		2018			2017
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$12,000	$0	N/A	$12,000	$0	N/A
(b)	Audit-Related Fees	$0	$0	N/A	$0	$0	N/A
(c)	Tax Fees	$2,000	$0	N/A	$2,000	$0	N/A
(d)	All Other Fees	$0	$0	N/A	$0	$0	N/A

(e)(1) The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved .

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2018	Fiscal 2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by Tait, Weller & Baker LLP for the last two fiscal years $2,000 and $2,000 for 2018 and 2017, respectively.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Items 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Community Development Fund

By (Signature and Title)	/s/ Kenneth H. Thomas
Kenneth H. Thomas, Ph.D., President
Date: March 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kenneth H. Thomas
Kenneth H. Thomas, Ph.D., President
Date: March 7, 2019

By (Signature and Title)	/s/ Eric Kleinschmidt
Eric Kleinschmidt
Treasurer & CFO
Date: March 7, 2019